                                                                    Exhibit 1(u)

                   FIRST AMENDMENT DATED FEBRUARY 21, 2006 TO

                  JANUS ASPEN SERIES AMENDED AND RESTATED TRUST

                         INSTRUMENT DATED MARCH 18, 2003

                          AND AMENDED DECEMBER 29, 2005

      Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument, as amended, is further amended effective May 1, 2006 as follows, to reflect (i) the redesignation of Risk-Managed Core Portfolio to "Janus Aspen INTECH Risk-Managed Core Portfolio;" and (ii) the redesignation of Risk-Managed Growth Portfolio to "Janus Aspen INTECH Risk-Managed Growth Portfolio:"

                                   SCHEDULE A

Series of the Trust                             Available Classes
---------------------------------               --------------------
Balanced Portfolio                              Institutional Shares
                                                Service Shares

Core Equity Portfolio                           Institutional Shares
                                                Service Shares

Flexible Bond Portfolio                         Institutional Shares
                                                Service Shares

Forty Portfolio                                 Institutional Shares
                                                Service Shares

Global Life Sciences Portfolio                  Institutional Shares
                                                Service Shares

Global Technology Portfolio                     Institutional Shares
                                                Service Shares
                                                Service II Shares

Growth and Income Portfolio                     Institutional Shares
                                                Service Shares

International Growth Portfolio                  Institutional Shares
                                                Service Shares
                                                Service II Shares

Foreign Stock Portfolio                                               Service Shares

Large Cap Growth Portfolio                                            Institutional Shares
                                                                      Service Shares

Mid Cap Growth Portfolio                                              Institutional Shares
                                                                      Service Shares

Mid Cap Value Portfolio                                               Institutional Shares
                                                                      Service Shares

Money Market Portfolio                                                Institutional Shares

Janus Aspen INTECH Risk-Managed Core Portfolio                        Service Shares

Janus Aspen INTECH Risk-Managed Growth Portfolio                      Service Shares

Small Company Value Portfolio                                         Service Shares

Worldwide Growth Portfolio                                            Institutional Shares
                                                                      Service Shares
                                                                      Service II Shares

[SEAL]